# The Alkaline Water Company Inc. (WTER)

March 2017

THE ALKALINE WATER CO

ALKALINE88®

Healthful Hydration™

# THE ALKALINE WATER CO

OTCQB: WTER


8.8pH+
Alkaline88
WATER
HIMALAYAN MINERALS
& ELECTROLYTES

- The Leader in a consumer-driven market trend
- A uniquely valuable brand name
- Proprietary technology
- Strong multi-year sales gains

# THE MARKET TREND

U.S. bottled water sales were over

## $16 BILLION

in 2016—and projected to grow another 34.7% by 2020[1].

Here's why The Alkaline Water Company Inc. (WTER) is uniquely positioned in this industry...

**Annual bottled water sales have now surpassed soda consumption.**

- Carbonated soft drinks are expected to fall by 1 to 2 percent in 2017
- The retail PET water bottle market has grown by a compounded annual growth rate of 8.1 percent from 2011 to 2016
- U.S. bottled water sales were up 8.5% in 2016. With a similar growth rate expected for 2017.

Soda sales are in free fall. Today's consumers are now looking for healthier beverage choices and the trend proves it


38.6
Gallons
60
40
20
0
Soda
Water
37.8
Gallons
2000
2017

Bottled water is poised to become the world's most consumed packaged drink in 2017![2]

1. http://store.mintel.com/bottledwater-us-january-2016
2. http://qz.com/178066/coca-colas-business-is-being-diluted-by-water/

# LEADING THE TREND

THE ALKALINE WATER CO

"Premium" waters have become the fastest growing segment in the bottled water sector

"Driven by the healthy *living lifestyle* movement American consumers are rapidly shifting from sodas or ordinary bottled water to premium water brands"

1. Consumers are coming to the knowledge that many bottled water brands are little more than municipal tap water and want a better alternative.
2. 53% of bottled water drinkers prefer PREMIUM brands.
3. "Premium" water sales are soaring, outpacing regular bottled water 3-to-1.

## Nielsen Highlights as of 52 weeks ending 1/14/2017

**Southern California-Sales up 92.4%**
Over the past 20 month the fastest growing and number one (1) Alkaline Water in the country's largest bottled water market.

**Northern California-Sales up 56.7%**
Now in all major supermarkets We anticipate tremendous growth in this area in 2017.

**Texas-Sales up 79.4%**
Currently number two (2) and should see excellent growth in 2017 as over the last half of 2016 we added major chains.

# ALKALINE WATER PHENOMENON

In the fast-growing premium water sector, ALKALINE water is the tip of the spear

"Sales of 'Alkaline' bottled water have taken off, fueled by reported health benefits, medical research and the endorsements of athletes and celebrities. It's a growing trend within a growing trend!"

Among premium waters, ALKALINE WATERS are among the fastest growth segments–growing over 120% in PET packaging in 2015

Alkaline waters are expected to exceed $200 million in scan accounts in 2017.

This trend is driving nationwide penetration of The Alkaline Water Company Inc.'s flagship brand, Alkaline88®...



Google Searches For Water
95
85
75
65
55
45
35
25
15
8/20/2011
2/20/2012
8/20/2012
2/20/2013
8/20/2013
2/20/2014
8/20/2014
2/20/2015
8/20/2015
2/20/2016
alkaline water
mineral water
smart water

Consumer interest in "Alkaline" water is exploding

**48%**

Google searches for "alkaline water" have grown an average of 48% year after year

Currently, alkaline water is the most popular specialty water searched on the Internet

# BUILDING STRONGER BRAND IDENTITY

THE ALKALINE WATER CO

Transitioning to a "National Brand" has brought us to our new look in the single serving family. We roll-out this spring across the USA.

"As they feed of the momentum our # 1 selling bulk bottles the new look should give our single-serve bottles a significant sales boost this coming year."



8.8pH
Alkaline WATER
8.8pH
HIMALAYAN MINERALS
Alkaline88 WATER
Alkaline88 WATER
Alkaline88 WATER
HIMALAYAN MINERALS
Alkaline88 WATER
HIMALAYAN MINERALS

ALKALINE88

Healthful Hydration™

https://www.b2bmarketing.net/en-gb/resources/blog/importance-brand-continuity

# PRODUCT LINE

Diverse product line sizing opens the door to nationwide retail placement in over 29,000 locations

> "By providing more options for consumers, The Alkaline Water Company Inc. not only supports the growing demand for alkaline water but offers a variety of economical and healthful hydration™ choices."


500 ML
700 ML
1000 ML
3Liter
1Gallon
Alkaline88 WATER
HIMALAYAN MINERALS
8.8pH
HIMALAYAN MINERALS & ELECTROLYTES

OTCQB: WTER

# NATIONWIDE BRAND PENETRATION

The Alkaline Water Company Inc.'s flagship brand Alkaline88® is available in over 29,000 retailers nationwide

> In less than 4 years Alkaline88® is in over half of the Top 75 Food Retailers and Wholesalers in the U.S.

Alkaline88® is currently available at over 29,000 retail locations in all 50 states with over 40,000 stores targeted by the end of FY 2018.

---

The Alkaline Water Company Inc.'s Alkaline88® is currently the #1 segment brand in the southwest United States and a leading growth brand nationwide.

# NATIONAL EXPANSION –
# EXPANDING SALES TEAM

THE ALKALINE WATER CO

With our significant growth and our objective of growing the Northeast, Southeast, Midwest and Northwest, we have recently hired three (3) seasoned sales executives onto the Alkaline88® team.

- Working with Frank Chessman the Director of National Sales, they will have broker, distributor and direct retail responsibility.
- These executives are result oriented individuals that will be responsible for key sales objectives in these targeted regions.
- They will give us a focus where we have existing chain retail distribution points to insure that we continue to grow organically with superior customer service.


WASHINGTON
MONTANA
NORTH DAKOTA
MINNESOTA
OREGON
IDAHO
WYOMING
SOUTH DAKOTA
WISCONSIN
NEBRASKA
IOWA
NEVADA
UTAH
COLORADO
ILLINOIS
CALIFORNIA
KANSAS
MISSOURI
ARIZONA
NEW MEXICO
OKLAHOMA
TEXAS
VERMONT
MASSACHUSETTS
NEW YORK
MICHIGAN
RHODE ISLAND
CONNECTICUT
PENNSYLVANIA
NEW JERSEY
INDIANA
OHIO
DELAWARE
KENTUCKY
MARYLAND
TENNESSEE
SOUTH CAROLINA
ALABAMA
GEORGIA

# CO-PACKING
# FACILITIES

"The Alkaline Water Company Inc. has established key co-packing facilities throughout the United States to support its national expansion campaign."



CA Bottling
Sacramento, CA
UNIX
Los Angeles, CA
White water
Phoenix, AZ
C-Force
Navasota, TX
Nantze Springs
Arlington, GA
Grand Springs
Alton, VA
Creekside Springs
Salineville, OH
88





# MORE EXPANSION & GROWTH

THE ALKALINE WATER CO

New points of distribution are continually being added

> "The Alkaline Water Company Inc. has steadily grown in sales while expanding retail locations across the United States."

The Alkaline Water Company Inc.'s Alkaline88® is sold at over 29,000 retailers nationwide in all 50 states—with 40,000 locations targeted by 03/31/2018 !

| | | |
|---|---|---|
| Increased expansion activity into the Northeast through UNFI and KEHE | Significant boost in Southwest sales in Randals, Fiesta Markets, and Albertsons. | Significant boost in distribution in the Southeast with Ingles Markets. |
| Recently Added Beacon United to broker network which includes ArchPoint Sales a global sales group with offices in North America, Europe, and Asia. | Products now available at Southeastern Grocers, LLC, the parent company of Winn-Dixie, BI-LO and Harvey's grocery stores—continues 7-state territory expansion | Products now available in North and South Carolina locations in Food Lion |
| Products now available at Randall's Food Markets across Houston and Austin | Products now available in all Safeway stores across Oregon | Appointed Advantage Solutions Sales Group for Non-traditional and Drug stores. |

THE ALKALINE WATER CO

# ADVANCED PROPRIETARY TECHNOLOGY

## Exclusive technology makes Alkaline88® a unique product

- The Alkaline Water Company Inc.'s proprietary technology produces alkaline water at an optimal 8.8 pH.
- This state-of-the-art Electrochemically Activated Water (ECA) system creates Alakline88® without the use of any chemicals.
- This technology is fully scalable and transferable in the event of a buyout.
- The Alkaline Water Company Inc. has perfected that technology for consistent product quality at whatever volume of production is needed.
- New enhancements to the technology have doubled prior capacity.
- With this technology The Alkaline Water Company Inc. can now produce enough Alkaline88® to support up to $4 million a month in sales revenue.
- Additional capacity will be added by 1st quarter 2017 that will increase production capabilities by 50 percent

> "The Alkaline Water Company Inc.'s advanced proprietary electrolysis process enhances its product with Himalayan salt and electrolytes, producing a high alkalinity water of 8.8-pH that cannot be duplicated"


8.8pH
HIMALAYAN MINERALS
Alkaline88
WATER
8.8pH
HIMALAYAN MINERALS
& ELECTROLYTES
Alkaline88
WATER

# ADVANTAGES RECAP

THE ALKALINE WATER COMPANY Inc. (WTER)
The right company, in the right sector, growing at the right time!

"With the decline of soda, a growing health trend, and consumer demand in premium water—led by alkaline bottled water brands—no company is as uniquely positioned in the $16 BILLION bottled water market than The Alkaline Water Company Inc."

- Soda drink sales have plummeted for the last 11 years
- Consumers are seeking healthier options in bottled waters
- 53% Bottled water drinkers prefer PREMIUM brands
- Alkaline waters lead the premium brand sector
- The Alkaline Water Company Inc.'s Alkaline88® bottled water is the leading growth brand nationwide

# COMPANY OVERVIEW

THE ALKALINE WATER COMPANY INC.
A leading producer of premium bottled alkaline water

> With premium water sales outpace regular water 3-to-1, The Alkaline Water Company Inc.'s Brand ranks among the fastest growing premium bottled water brands, with revenue increasing over 2100% since fiscal 2013

The Alkaline Water Company Inc. (OTCQB: WTER) is a leading producer of premium bottled alkaline drinking water sold under the brand name Alkaline88®.



Revenue
($ in million)
Fiscal Year Ending March 31
0.6
3.7
7.1
12.5
FYE 2014
FYE 2015
FYE 2016
FYE 2017 Estimate*

The Company's proprietary electrolysis process enhances its product with trace minerals and electrolytes to produces a water high in alkalinity with an 8.8-pH balance.

- In Southern California, Alkaline88® posted the highest rate of unit sales growth topping 32 other bottled water brands.
- Alkaline88® sales are now #1 in its segment (alkaline water) and sit in the top five position in volume share growth.
- Sales revenue are on pace to hit $ 12.5 million for fiscal year 2017. For 2015 to 2016, sales posted 89% year-over-year growth.
- Current production capacity is $48 million annually expanding to $72 million by 1st quarter 2107.

# EXCEPTIONAL GROWTH

THE ALKALINE WATER CO

Since our inception in **2012** Company continues to experience exceptional growth. Over the last three years the revenue growth has exceeded **2100%** . If we were eligible to be ranked in the 2016 **Inc. 5000** fastest growing privately held companies we would be **# 168** overall and **top 5 beverage companies.**

**Alkaline88® would be ranked #5 out of beverage companies on the 2016 Inc. 5000 list, right behind Bai Brands.**

**Started in 2009 in 2013 Bai-Brands was Ranked #160 with $17.1 million in revenue and recently sold for $1.7 billion on November 22, 2016 to Dr. Pepper.**

bai

THE ALKALINE WATER CO™

# PROJECTED GOALS & OBJECTIVES

THE ALKALINE WATER CO

## $12.5M

in projected revenue ending 03/31/2017

> "The Alkaline88® brand has averaged triple digit annual sales growth over the last three years and on target for more than doubling its sales into 2017."

- Management expecting results to turn cash flow positive in FY 2018.
- Revenue growth up over 2100% since fiscal 2013
- Sales revenue were over $7 million for fiscal year 2016.
- $12.5 million projected revenue fiscal 2017.
- Projected over 76% year-over-year sales increase.

# THE POWER OF THE BRAND

Trademark possession of the word "Alkaline"

"The Alkaline Water Company Inc. and its flagship brand, Alkaline88®, have literally locked up an entire sector in its trademark use of the word 'alkaline.' No other brand can use it!"



8.8pH
Alkaline88
WATER

Coke's $4.1 billion buyout of VitaminWater included trademark possession of the word "vitamin" to maximize positioning of the brand within the vitamin water sector.

Trademark possession of a word means no competitor has a right to the use of the word to brand its products.

The Alkaline Water Company Inc. and Alkaline88® have added-value within the sector by virtue of their trademark use of the word "alkaline."

With "alkaline" water dominating the premium water sector, The Alkaline Water Company Inc. and its product, Alkaline88®, is well positioned for a brand-driven acquisition.

# ADVANTAGES & OPPORTUNITIES

THE ALKALINE WATER CO

The Company is engaged in a forward-looking plan

> In the areas of marketing, sales,
> financing and production The Alkaline Water Company has plans in place for continued success.

- The **Alkaline Water Company Inc.** is the **ONLY** U.S. company legally allowed to use the word "**alkaline**" in its brand name—a key competitive advantage within the category.
- A March 2016 financing of $2.97 million has enabled The Alkaline Water Company Inc. to expand capacity and accelerate growth, with first two quarter revenue up over 84% from prior year.
- The Company entered into a non-dilutive revolving credit facility agreement at 3.0 million with SPC Specialty Finance Opportunities Fund in February 2017.
- The Company continues to focus on distributing and marketing the retail sale of its cost-effective packaged Alkaline88® products and is currently engaged in a national mass-market expansion program.
- Alkaline88® has already achieved a commanding position as the #1 selling alkaline water in Southern California, and Arizona according to Nielsen.
- The Company's current production capacity well exceeds its mid-term volume projections. Should demand exceed projections, The Alkaline Water Company Inc. is ready to meet that demand with little or no shortfall in product supply.

# ACQUISITION CASE STUDY

BIG SODA is catching up to the premium water trend

THE ALKALINE WATER CO

> With 11 straight years of soda sales in DECLINE, major soda brands are scrambling to reclaim their lost market share through Acquisition.

[We will] aggressively increase the value of our portfolio... ACQUIRE OR DEVELOP SCALABLE, INNOVATIVE PREMIUM BRANDS [and] bring innovations to market faster.

Coca-Cola Company "Vision for 2020"

Bai has carved out a leadership position in the enhanced-water category and has now extended that success into other fast-growing and profitable categories,"

Dr. Pepper Snapple CEO, Larry Young announcing the $1.7 Billion acquisition of Bai Brands.

## BIG SODA

The Alkaline Water Company Inc. would be well-positioned for a buy-out by Big Soda. Recent "alkaline" water acquisitions by private equity include...

- Castanea Partners investment in Essentia Water in September of 2014.
- Dr. Pepper Snapple Groups $1.7 billion acquisition of Bai Brands

| Acquisition | Acquirer | Price ($M) | Multiple | Completed |
|---|---|---|---|---|
| SoBe | Pepsi | $370 | 1.6x | 2000 |
| Izze | Pepsi | NA | NA | 2006 |
| Fuze | Coca Cola | $225-$250 | 2.5x | 2007 |
| Vitamin Water | Coca Cola | $4,200 | 11.7x | 2007 |
| Voss Water (50% stake) | Reignwood Group | $105 | 1.0x | 2016 |
| Bai Brands | Dr. Pepper Snapple Group | $1,700 | 7.4x | 2016 |

The Alkaline Water Company Inc.'s unique advantage in the Power of its Brand...

# BENEFIT SUMMARY

The Alkaline Water Company Inc.'s 8 Key Advantages

1 **THE CONSUMER TREND**
The 11-year decline in soda sales and the growing trend for healthier choices is driving consumer demand for premium water —with "alkaline" waters leading the trend.

2 **THE BUSINESS TREND**
To combat declining sales, BIG SODA is actively acquiring premium water brands to recover its lost market share—with alkaline brands an attractive target.

3 **FIRM MARKET POSITIONING**
The Alkaline88® brand has established a leading position in the soaring consumer-driven market trend to alkaline water. The brand is currently the #1 segment brand in the southwest United States and a leading growth brand nationwide.

4 **THE POWER OF THE BRAND**
Alkaline88® is the only brand in the premium alkaline water market that can use the word "alkaline" in its name.

5 **PROPRIETARY TECHNOLOGY**
Alkaline88® water can only be produced with The Alkaline Water Company Inc.'s exclusive ECA technology for an optimal 8.8 pH balance.

6 **EXPANDING DISTRIBUTION NETWORK**
Alkaline88® is available in over 29,000 top-tiered grocery retailers across all 50 states.

7 **STRONG MULTI-YEAR SALES GAINS**
Over the last 3 years Alkaline88®'s revenue growth has exceeded 2100%.

8 **PREPARED FOR OUTSIZED GROWTH**
The Company's current production capacity well exceeds its mid-term volume projections. Should demand exceed projections, The Alkaline Water Company Inc. is ready to meet that demand with little or no shortfall in product supply.

Contact The Alkaline Water Company Inc. for more information...

# CAP TABLE

| Stock Symbol: WTER (OTCQB) | | | | | |
|---|---|---|---|---|---|
| Price<br>$1.07<br>(03/03/2017) | 52 Week Range<br>$0.85-<br>$2.23 | Avg. Daily Volume (90 day)<br>12,626 | Shares Outstanding<br>15.97M | Market Cap<br>$17.09M | Float<br>14.13M |

# MANAGEMENT TEAM

A team of finance, beverage and retail grocery professionals with a record of success

### Ricky Wright
Co-Founder, Vice President & COO

Mr. Wright is a founder of The Alkaline Water Company Inc. and responsible for its fast and massive growth. He is a former Regional Director of Tax and Financial Planning with one of the "Big Four" accounting firms. He brings over 38 years of experience as a CFO, CPA, and entrepreneur. Mr. Wright has extensive knowledge of finance, with a strong emphasis on closely held companies, M&A, transaction planning and international operations and has participated in over 100 mergers and acquisitions. He is a Magnum Cum Laude graduate of Mount Union University in Alliance, OH, with graduate-level MBA courses at Case Western Reserve College in Cleveland, OH.

### Frank Chessman
Director of National Sales

Mr. Chessman is a graduate of the University of Southern California's Marshall School of Business, and spent 25 years with Ralph's Grocery, Kroger's largest division. He is a former COO at Nationwide Beverage Bottling Corp. At Ralph's, Frank was VP of Advertising & Marketing and went on to spend 14 years at Simon Marketing at EVP. He has over 10 years of beverage manufacturing experience. He is also the former EVP and General Manager of Aspen Marketing. Mr. Chessman also completed a graduate program at the Anderson School of Management at UCLA.

### Nick Gagliardi Jr
National Director of Nontraditional Sales

Mr. Gagliardi has extensive experience in the beverage industry. He is the President of Great Artisan Beverage and was the former CEO of Sabemos Holdings, LLC. Previously he served as COO at Hansen Beverage Company and oversaw Monster Energy. He also worked at Liquid Investments, Mesa Distributing as well as has held positions at Lablatt USA and Colgate Palmolive Canada. Mr. Gagliardi earned a BA in Hotel and Restaurant Administration from Washington State University. He also completed the Food Industry Management Program at USC in Los Angeles.


8.8 pH for Optimum Body Balance
ENHANCED 84 MINERALS
WITH & ELECTROLYTES
ALKALINE
WATER

THE ALKALINE WATER CO

# CONTACT

Available to answer your questions

## Alkaline88® Headquarters

7730 E. Greenway Rd. Ste #203
Scottsdale, AZ 85260
(480) 656-2423
E-Mail: Info@alkaline88.com

## Media and Investor Relations

Robert Haag
IRTH Communications
Managing Director
Tell: 866-976-4754
E-Mail: wter@irthcommunications.com

# NOTICE REGARDING FORWARD-LOOKING STATEMENTS AND HEALTH CLAIMS

This presentation contains "forward-looking statements." Statements in this presentation that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the statements regarding projected growth of 34.7% by 2020 for U.S. bottled water sales; the statement regarding expected fall by 1 to 2 percent in 2017 for carbonated soft drinks; the statements regarding expected growth rate for 2017 for U.S. bottled water sales and bottled water being poised to become the world's most consumed packaged drink in 2017; The Alkaline Water Company Inc.'s (the "Company") expectation of tremendous growth in Northern California sales in 2017 and excellent growth in Texas sales in 2017; the statement that alkaline waters are expected to exceed $200 million in scan accounts in 2017; the Company's plan to roll-out this spring across the USA and the Company's expectation that the new look should give the Company's single-serve bottles a significant sales boost this coming year; the Company's target of over 40,000 stores by the end of FY 2018; the statement that Company's three new sales executives will give the Company a focus where the Company has existing chain retain distribution points to ensure that the Company continues to grow organically with superior customer service; the statement that the Company can now produce enough Alkaline88 to support up to $4 million a month in sales revenue; the statement that additional capacity will be added by 1st quarter 2017 that will increase production capabilities by 50 percent; the statement that no company is as uniquely positioned in the $16 billion bottled water market than the Company; the Company's estimated revenue of 12.5 million for FYE 2017; the statement that the Company's current production capacity is $48 million annually expanding to $72 million by 1st quarter 2017; the statement that the Company is on target for more than doubling its sales into 2017; management expecting results to turn cash flow positive in FY 2018; the Company's projection of over 76% year-over-year sales increase; the Company's statement that its current production capacity well exceeds its mid-term volume projections and should demand exceed projections, the Company is ready to meet that demand with little or no shortfall in product supply; and the Company's statement that the Company would be well-positioned for a buy-out by Big Soda. The material assumptions supporting these forward-looking statements include, among others, that the demand for the Company's products will continue to significantly grow; that there will be continued expansion of direct store distributor sales; that there will be increased production capacity through implementation of new technology; that there will be an increase in number of products available for sale to retailers and consumers; that there will be an expansion in geographical areas by national retailers carrying the Company's products; that there will be an expansion into new national and regional grocery retailers; and that the Company will be able to obtain additional capital to meet the Company's growing demand and satisfy the capital expenditure requirements needed to increase production and support sales activity. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, governmental regulations being implemented regarding the production and sale of alkaline water; additional competitors selling alkaline water bulk containers reducing the Company's sales; the fact that the Company does not own or operate any of its production facilities and that co-packers may not renew current agreements and/or not satisfy increased production quotas; that fact that the Company has a limited number of suppliers of its unique bulk bottles; the potential for supply chain interruption due to factors beyond the Company's control; the fact that there may be a recall of products due to unintended contamination; the inherent uncertainties associated with operating as an early stage company; changes in customer demand; the extent to which the Company is successful in gaining new long-term relationships with new retailers and retaining existing relationships with retailers; the Company's ability to raise the additional funding that it will need to continue to pursue its business, planned capital expansion and sales activity; competition in the industry in which the Company operates and market conditions. These forward-looking statements are made as of the date of this presentation, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law, including the securities laws of the United States. Although the Company believes that any beliefs, plans, expectations and intentions contained in this presentation are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in the reports and other documents we file with the SEC, available at www.sec.gov. The Company has not conducted any clinical studies regarding the health benefits of alkaline water and accordingly make no claims as to the benefits of alkaline water.